UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2022

AssetMark Financial Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38980	30-0774039
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1655 Grant Street, 10th Floor
Concord, California	94520
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 521-2200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	AMK	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

At the Company’s 2022 annual meeting of stockholders held on June 6, 2022 (the “Annual Meeting”), the following proposals were submitted to the stockholders of the Company:

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Proposal 1: Election of the Company’s three nominees, Ms. Xiaoning Jiao, Ms. Natalie Wolfsen and Mr. Yi Zhou to the Board of Directors to serve as Class III directors, each for a three-year term expiring at the 2025 Annual Meeting of Stockholders and until their successors are elected and qualified.

•

Proposal 2: Ratification of  the selection by the Audit Committee of the Board of Directors of KPMG LLP as AssetMark’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

For more information about the foregoing proposals, see the Company’s definitive proxy statement on Schedule 14A filed with the United States Securities and Exchange Commission on April 25, 2022 (the “Proxy Statement”). Of the 73,594,027 shares of the Company’s common stock entitled to vote at the Annual Meeting, 71,023,144 shares, or approximately 97%, were represented at the meeting in person or by proxy, constituting a quorum. The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, if applicable, in respect of each such proposal is set forth below:

Proposal 1: Election of Class I Directors

The Company’s stockholders elected the following directors to serve as a Class III directors until the 2025 Annual Meeting of Stockholders and until their successor are elected and qualified. The votes regarding the election of the directors were as follows:

	FOR	WITHHELD	BROKER NON-VOTE
Xiaoning Jiao	60,094,637	8,323,384	2,605,123
Natalie Wolfsen	61,332,800	7,085,221	2,605,123
Yi Zhou	53,573,471	14,844,550	2,605,123

Proposal 2: Ratification of Appointment of KPMG LLP

The Company’s stockholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The votes regarding this proposal were as follows:

FOR	AGAINST	ABSTAIN
71,016,455	6,636	53

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AssetMark Financial Holdings, Inc.

Date: June 7, 2022	/s/ Gary Zyla
Gary Zyla
Chief Financial Officer

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